UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2026

LANTHEUS HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36569	35-2318913
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Burlington Road
South Building
Bedford, Massachusetts	01730
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (978) 671-8001

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	LNTH	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On November 8, 2026, Lantheus Holdings, Inc., a Delaware corporation (“Lantheus” or the “Company”), entered into a definitive agreement with PharmaLogic Holdings Corp. (“PharmaLogic”) to sell its contract development and manufacturing organization (“CDMO”) business and Springfield, New Jersey manufacturing facility to PharmaLogic. The sale is subject to customary closing conditions and the Company will provide certain transition services to PharmaLogic immediately following the closing.

In addition, the parties will enter into a long-term supply agreement under which PharmaLogic’s therapeutic CDMO franchise, Agilera, will manufacture lutetium Lu 177 dotatate for the Company.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may be identified by their use of terms such as “continue,” “expect,” “will,” “work” and other similar terms. Such forward-looking statements are based upon current plans, estimates and expectations that are subject to risks and uncertainties that could cause actual results to materially differ from those described in the forward-looking statements. The inclusion of forward-looking statements should not be regarded as a representation that such plans, estimates and expectations will be achieved. Readers are cautioned not to place undue reliance on the forward-looking statements contained herein, which speak only as of the date hereof. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. Risks and uncertainties that could cause actual results to materially differ from those described in the forward-looking statements include (i) conditions to the closing of the sale agreement may not be satisfied; (ii) the transaction may involve unexpected costs, liabilities or delays; (iii) the ability to secure, and the time and process of securing, regulatory approvals and other interactions with regulatory authorities for the transaction; (iv) the anticipated benefits of the transaction may not be fully realized or may take longer to realize than expected; (v) the diversion of management time and attention from ongoing business operations and opportunities; and (vi) the risks and uncertainties discussed in the Company’s filings with the Securities and Exchange Commission (including those described in the “Risk Factors” section in its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANTHEUS HOLDINGS, INC.

By:	/s/ Daniel M. Niedzwiecki
Name:	Daniel M. Niedzwiecki
Title:	Chief Administrative Officer and General Counsel

Date: November 9, 2026